UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 284 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 21, 2015, Minerva Neurosciences, Inc. (the “Company”) announced that preliminary results from a Phase 1 clinical study showed that treatment with MIN-202, a selective orexin-2 antagonist, resulted in significant improvements in sleep onset and sleep duration in patients with comorbid insomnia related to major depressive disorder (MDD). The Company also announced that preliminary results from two additional Phase 1 studies suggest that MIN-202 is well tolerated and possesses advantageous pharmacokinetic and pharmacodynamic features. The three Phase 1 studies were conducted by Janssen Research & Development, LLC (“Janssen”), one of the Janssen Pharmaceutical Companies of Johnson & Johnson. The Company is developing MIN-202 in collaboration with Janssen.

A copy of the Company’s press release regarding the information referenced above is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Minerva Neurosciences, Inc., dated January 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Mark S. Levine
Name:	Mark S. Levine
Title:	Vice President, General Counsel and Secretary

Date: January 21, 2015

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Minerva Neurosciences, Inc., dated January 21, 2015.